SCHEDULE 14A INFORMATION
                       PROXY STATEMENT PURSUANT TO SECTION
                        14(a) OF THE SECURITIES EXCHANGE
                         ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                MINN SHARES INC.
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                (Name of Registrant as Specified In Its Charter)

                                       N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

       1) Title of each class of securities to which transaction applies:

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       2) Aggregate number of securities to which transaction applies:

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       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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       4) Proposed maximum aggregate value of transaction:

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       5) Total fee paid:
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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

            -------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:

            -------------------------------------------------------------
         3) Filing Party:

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         4) Date Filed:

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


                                MINN SHARES INC.
                              520 DIAMOND LAKE LANE
                              MINNEAPOLIS, MN 55419


                                                             _____________, 2001

TO THE SHAREHOLDERS OF MINN SHARES INC.:

         A Special Meeting of Shareholders of Minn Shares Inc. will be held on _______, ____________, 2001 at the offices of Robins, Kaplan, Miller & Ciresi L.L.P., 800 LaSalle Avenue, Suite 2800, Minneapolis, Minnesota, commencing at _____ a.m. (Minneapolis time). The purpose of the meeting will be:

         1. To approve a Plan of Liquidation and Dissolution of the Company (the "Plan") authorizing (a) the sale of all of the assets of the Company and the distribution to shareholders of assets remaining after payment of the Company's debts and obligations, (b) the appointment of a liquidating agent to conduct such liquidation and distribution, (c) the deregistration of the Company under the Investment Company Act of 1940 and (d) the dissolution of the Company pursuant to the Minnesota Business Corporation Act.

         As we reported in our proxy materials for the Annual Meeting of Shareholders held in December 1999, the Securities and Exchange Commission conducted an examination of the Company's books and records in 1998 and identified certain deficiencies. The Company has taken steps to address these deficiencies, but has not been able to fully resolve them. The Company currently is not in compliance with the requirements of the Investment Company Act of 1940 and has determined that it is unlikely to achieve compliance in the future. In addition, it has become impractical for our shareholders to realize the value of their shares in the public market. The historic prices for our Common Stock have been low and the transaction costs of a market sale are high relative to the value of the shares held by many of our shareholders. And in October 2000, our Common Stock ceased to trade on the Nasdaq over-the-counter Bulletin Board. In light of these developments, the Board of Directors of the Company believes that it is in the best interests of the Company and its shareholders to liquidate the Company and distribute its remaining assets in accordance with the terms of the Plan. Therefore, the Board recommends that shareholders approve the Plan.

         If the Plan is approved by the shareholders, the Company will liquidate its assets, pay its debts and obligations, and distribute the remaining proceeds to the Company's shareholders on a pro rata basis. The Company's principal assets are securities that have a limited or no public trading market. Therefore, the liquidation of these assets may take an extended period of time. We expect that the Company will make one or more partial distributions to shareholders during the period that assets are being sold. We are not able at this time, however, to determine what amount will be available for distribution to shareholders or when distributions will be made. The liquidation of the Company's assets and the distribution of assets to shareholders will be conducted by a liquidating agent appointed by the Company. Following the final distribution of assets to the shareholders, the Company will cease to exist.

         If the Plan is approved by the shareholders, the Company's common stock will immediately cease to be transferable, and the shareholders' respective interests in the Company will be converted into the right to receive a pro rata share of the Company's distributable assets. These rights will not be transferable other than by will, intestate succession or operation of law. Shareholders will be required to surrender their stock certificates prior to receiving any liquidating distributions. The Company will provide instructions for surrendering stock certificates after the Plan is approved.

         Pursuant to the Plan, the Company will submit to the Securities and Exchange Commission an application for deregistration as an investment company under the Investment Company Act of 1940.

         Please read the accompanying Proxy Statement for more detailed information about these matters.

         To ensure that your shares are represented at the Special Meeting, please complete the enclosed proxy card and return it in the enclosed envelope. Your response is greatly appreciated.

                                                         Very truly yours,

                                                         /s/ Lawrence P. Grady

                                                         Lawrence P. Grady
                                                         President and Secretary

                                MINN SHARES INC.
                              520 DIAMOND LAKE LANE
                              MINNEAPOLIS, MN 55419

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON _________, 2001

Dear Shareholders:

         A Special Meeting of Shareholders of Minn Shares Inc. (the "Company") will be held on _______, ____________, 2001 at the offices of Robins, Kaplan, Miller & Ciresi L.L.P., 800 LaSalle Avenue, Suite 2800, Minneapolis, Minnesota, commencing at _____ a.m. (Minneapolis time). The purpose of the meeting will be:

         1. To approve a Plan of Liquidation and Dissolution of the Company (the "Plan") authorizing (a) the sale of all of the assets of the Company and the distribution to shareholders of assets remaining after payment of the Company's debts and obligations, (b) the appointment of a liquidating agent to conduct such liquidation and distribution, (c) the deregistration of the Company under the Investment Company Act of 1940 and (d) the dissolution of the Company pursuant to the Minnesota Business Corporation Act.

         The Board of Directors has fixed the close of business on _________, ______, 2001 as the record date for determining shareholders who are entitled to notice of and to vote at the Special Meeting and at any adjournment thereof.

         You are cordially invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting, you are asked to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose, which does not require any postage if mailed in the United States. If you attend the Special Meeting, you may, if you wish, revoke the proxy and vote in person on all matters brought before the Special Meeting.

         The enclosed proxy is being solicited by the Board of Directors of the Company.

                                             By Order of the Board of Directors,

                                             /s/ Lawrence P. Grady

                                             Lawrence P. Grady
                                             President and Secretary

Dated: ___________, 2001



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TO ASSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE SIGN, DATE AND
RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.
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


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SUMMARY........................................................................1

INFORMATION CONCERNING THE SPECIAL MEETING.....................................5

     General...................................................................5

     Record Date; Outstanding Shares...........................................5

     Proxies and Voting........................................................5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.................6

APPROVAL OF PLAN OF LIQUIDATION AND DISSOLUTION OF THE COMPANY
   (LIQUIDATION PROPOSAL)......................................................6

     Summary of the Plan.......................................................6

     Voting Information........................................................7

PLAN OF LIQUIDATION AND DISSOLUTION............................................7

     Background and Reasons for the Liquidation Proposal.......................7

     Plan of Liquidation and Dissolution......................................10

     Liquidating Agent Agreement..............................................11

     Impact of the Plan on the Company's Status under the 1940 Act............14

     Procedure for Dissolution under Minnesota Law............................15

     Interests of Certain Persons in Matters to be Acted Upon.................15

     Distribution Amounts.....................................................16

     Federal Income Tax Consequences..........................................16

     No Appraisal Rights......................................................17

FINANCIAL INFORMATION.........................................................17

OTHER MATTERS.................................................................17

EXHIBITS:

     Exhibit A:   Plan of Liquidation and Dissolution........................A-1

     Exhibit B:   Liquidating Agent Agreement................................B-1

     Exhibit C:   Unaudited Financial Statements for the fiscal
                  year ended December 31, 2000 and the three
                  months ended March 31, 2001................................C-1

                                     SUMMARY

         This summary highlights selected information from this Proxy Statement and may not contain all of the information that is important to you. To better understand the Plan of Liquidation and Dissolution and the transactions contemplated by the Plan, you should carefully read this entire Proxy Statement, including the attachments.

WHEN AND WHERE IS THE SPECIAL MEETING?

         The Special Meeting of Shareholders of Minn Shares Inc. will be held on _______, ____________, 2001 at the offices of Robins, Kaplan, Miller & Ciresi L.L.P., 800 LaSalle Avenue, Suite 2800, Minneapolis, Minnesota, commencing at _____ a.m. (Minneapolis time).

WHAT MATTERS WILL BE VOTED UPON AT THE SPECIAL MEETING?

         The only matter to be voted upon at the Special Meeting will be a proposal to approve a Plan of Liquidation and Dissolution of the Company. The Plan will authorize (a) the sale of all of the assets of the Company and the distribution to shareholders of the assets remaining after payment of the debts and obligations of the Company, (b) the appointment of a liquidating agent to conduct such liquidation and distribution, (c) the deregistration of the Company under the Investment Company Act of 1940 (the "1940 Act") and (d) the dissolution of the Company pursuant to the Minnesota Business Corporation Act (the "MBCA").

WHO IS ENTITLED TO VOTE?

         Only shareholders of record at the close of business on ________, 2001, are entitled to receive notice of and to vote at the Special Meeting.

IF MY BROKER HOLDS MY SHARES IN "STREET NAME," WILL MY BROKER VOTE MY SHARES FOR ME?

         Your broker will vote your shares on the approval of the Plan only if you provide written instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

MAY I CHANGE MY VOTE AFTER I HAVE SUBMITTED MY PROXY?

         Yes. To change your vote you can do any of the following:

    * Give notice of your changed vote to us in writing mailed to the Company at the address that appears on the first page of this Proxy Statement.

    *    Execute and deliver to us a subsequently dated proxy.

    * Attend the Special Meeting and give oral notice of your intention to vote in person.

         You should be aware that simply attending the Special Meeting will not in and of itself constitute a revocation of your proxy.

WHAT SHAREHOLDER VOTE IS REQUIRED TO APPROVE THE PLAN?

         Approval of the Plan will require the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock of the Company. Lawrence P. Grady, the President and sole director of the Company and the beneficial owner of approximately 41.4% of the outstanding shares, has informed the Company that he intends to vote for approval of the Plan.

HAS THE BOARD OF DIRECTORS RECOMMENDED THAT I VOTE FOR APPROVAL OF THE PLAN?

         Yes. Your Board of Directors believes that the Plan is in the best interests of the Company and its shareholders, and recommends that shareholders vote for approval of the Plan.

DO I HAVE APPRAISAL RIGHTS?

         No. Under the MBCA, you do not have appraisal rights with respect to the Plan.

WHAT IS THE PROPOSED PLAN?

         If the shareholders approve the Plan, the Company will cease to do business as an investment company and will not engage in any business activities except for the purpose of liquidating its assets, paying any debts and obligations, distributing the remaining assets to shareholders, and doing other acts required to liquidate and wind up its business and affairs. The Company will appoint a liquidating agent (the "Agent") to conduct the liquidation and dissolution and will enter in a Liquidating Agent Agreement with the Agent. The Agent will liquidate the Company's portfolio securities and other assets, and will pay or make provision for payment of all known or reasonably ascertainable liabilities of the Company that have been incurred or are expected to be incurred prior to dissolution. After that, the Agent will distribute the remaining assets to you and the other shareholders in proportion to your beneficial interest in the Company. The Company's principal assets are securities that have a limited or no public trading market. Therefore, the liquidation of these assets may take an extended period of time. We expect that the Agent will make one or more partial distributions to shareholders during the period that assets are being sold. We are not able at this time, however, to determine what amount will be available for distribution to shareholders or when distributions will be made. The Company will pay all expenses of the liquidation and dissolution.

         Following approval of the Plan by the shareholders, the Company will prepare and file an application with the Securities and Exchange Commission (the "Commission") for deregistration of the Company under the 1940 Act. The Company will also prepare and file a Notice of Intent to Dissolve with the Minnesota Secretary of State. Once you and the other shareholders have received your final distributions, the Company will prepare and file Articles of Dissolution and the legal existence of the Company will cease.

WILL THE COMPANY'S COMMON STOCK CONTINUE TO TRADE?

         No. If the shareholders approve the Plan, the Company will immediately close its stock transfer books, and no further transfers of the Common Stock will be permitted. Your interest in the Company will be converted into the right to receive your pro rata share of the Company's distributable assets. These rights will not be transferable other than by will, intestate succession or operation of law. You will be required to surrender your stock certificates to the Company prior to receiving any liquidating distributions.

SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

         No. The Company will provide instructions for surrendering stock certificates after the Plan is approved.

WHAT IS THE REASON FOR THE PLAN?

         The Company is not in compliance with the requirements of 1940 Act, and does not expect to able to comply with the 1940 Act in the future. The Company would incur substantial costs in seeking to comply with the 1940 Act, without any assurance that such compliance would be achieved. Continued operation would result in continuing violations of the 1940 Act and other federal securities laws and would subject the Company and its directors and officers to potential liabilities and penalties.

         In addition, it has become impractical for our shareholders to realize the value of their shares in the open market. The historic prices for our Common Stock have been low and the transaction costs of a market sale are high relative to the value of the shares held by many of our shareholders. And in October 2000, our Common Stock ceased to trade on the Nasdaq over-the-counter Bulletin Board.

         In light of these developments, the Board of Directors of the Company believes that it is in the best interests of the Company and its shareholders to liquidate the Company and distribute its remaining assets in accordance with the terms of the Plan.

WHAT WILL I RECEIVE PURSUANT TO THE PLAN?

         The Company will make one or more liquidating distributions to you and the other shareholders, representing the net proceeds of the liquidation. The amount of the liquidating distributions will depend on the amount received upon sale of the Company's portfolio securities, the amount of the Company's liabilities (including taxes resulting from the liquidation of the Company's portfolio securities) and the amount of liquidation expenses.

         At this time, it is not possible to determine what amount will be available for distribution to shareholders or when distributions will be made. At March 31, 2001, the net asset value of the Common Stock was approximately $0.073 per share. However, there is no assurance that the portfolio securities can be sold at the prices at which they are carried on the Company's balance sheet, and in view of the illiquid nature of the portfolio securities, there is no assurance as to when the portfolio securities will be sold. In addition, the Company will incur transaction costs, administrative costs and income tax obligations in connection with the sale of its portfolio securities and the liquidation and dissolution of the Company. These obligations are not included in the calculation of net asset value.

WHEN WILL THE LIQUIDATION BE COMPLETED?

         The liquidation of the Company pursuant to the Plan will be completed as soon as practicable. The exact period required for liquidation will depend on the Agent's ability to sell the Company's portfolio securities and on market conditions generally.

DO THE OFFICERS AND DIRECTORS OF THE COMPANY HAVE OTHER INTERESTS IN THE APPROVAL OF THE PLAN?

         Lawrence P. Grady, the President and sole Director of the Company, has interests in the Plan that are different from, or in addition to, your interests. Specifically, in connection with the Commission's examination of the Company, Mr. Grady has agreed to the entry of an order by the Commission which prohibits him from serving or acting as an employee, officer or director of, or in certain other capacities with, a registered investment company or an investment adviser for a period of three years. Accordingly, the Agent, rather than Mr. Grady, will be responsible for conducting the liquidation and dissolution of the Company. Mr. Grady has also agreed to pay a civil penalty in the amount of $10,000. In agreeing to the entry of this order, Mr. Grady did not admit or deny the Commission's findings. The terms of the order, including the service limitations, civil penalty and the absence of other possible sanctions, may have been affected by the Company's proposal to liquidate and dissolve.

         Mr. Grady is also the largest shareholder of the Company and therefore will receive the largest portion of any amounts distributed by the Company.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE LIQUIDATION?

         The Company will be subject to income taxes on the sale of its assets. Any gain from the liquidation of the Company's portfolio securities will be taxable and will reduce the amount available for distribution to shareholders.

         All distributions you receive upon liquidation will be treated for federal income tax purposes as full payment in exchange for your shares. Therefore, you will be taxed only to the extent the amounts you receive exceed your adjusted tax basis in your shares. Such gain or loss will be treated as a capital gain or loss if your shares have been held for more than one year, or will be treated as short-term capital gain or loss taxed at ordinary income tax rates if you have not held your shares for more than one year. If you are a corporation, all of your income from liquidating distributions will be subject to tax at the same federal income tax rate as your other income.

WHAT DO I NEED TO DO NOW?

         First, read this Proxy Statement carefully. Then you should, as soon as possible, submit your proxy by executing and returning the enclosed proxy card. Your shares represented by proxy will be voted in accordance with the instructions you specify on the proxy card. If you submit a proxy card without specifying how the shares should be voted, your shares will be voted for approval of the Plan.

                                 ---------------

         The summary information provided above is for your convenience only and is merely a brief description of material information contained in the Proxy Statement.

                 YOU SHOULD CAREFULLY READ THIS PROXY STATEMENT
                  (INCLUDING THE ATTACHMENTS) IN ITS ENTIRETY.

                                MINN SHARES INC.
                              520 DIAMOND LAKE LANE
                          MINNEAPOLIS, MINNESOTA 55419

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------


                   INFORMATION CONCERNING THE SPECIAL MEETING

GENERAL

         This Proxy Statement is furnished to the shareholders of Minn Shares Inc., a Minnesota corporation, in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Special Meeting of Shareholders of the Company (the "Meeting") to be held on __________, ________, 2001 at _____ a.m. (Minneapolis time), or any adjournment or adjournments thereof. The Special Meeting will be held at the offices of Robins, Kaplan, Miller & Ciresi L.L.P., 800 LaSalle Avenue, Suite 2800, Minneapolis, Minnesota 55402.

         Proxy solicitations will be made by the use of the mails, commencing on or about _______, 2001. Solicitations may also be made by telephone, telegraph and/or personal interview by officers or employees of the Company. All costs of soliciting proxies will be borne by the Company.

RECORD DATE; OUTSTANDING SHARES

         Shareholders of record at the close of business on _________, 2001 (the "Record Date") are entitled to receive notice of and vote at the Special Meeting. On the Record Date, 5,713,455 shares of Common Stock were issued and outstanding. Each share is entitled to one vote.

PROXIES AND VOTING

         Shares represented by proxies properly signed, dated and returned will be voted at the Special Meeting in accordance with the instructions set forth therein. If your proxy card is signed and returned without specifying a vote or an abstention, your shares will be voted FOR the Liquidation Proposal and at the discretion of the proxy holder as to any other matters that may properly come before the Special Meeting. You may revoke your proxy at any time before it is voted by signing and returning a proxy card bearing a later date, by giving written notice to the Company, or by attending the Special Meeting and voting in person.

         A majority of the outstanding shares of the Company's Common Stock must be represented in person or by proxy at the Special Meeting in order to transact business at the Special Meeting. Every holder of Common Stock on the Record Date is entitled, for each share held, to one vote on each proposal or item that comes before the Special Meeting. To be passed, the Liquidation Proposal must receive the affirmative vote of a majority of the outstanding shares of the Company. Abstentions will be treated as shares present for purposes of determining the presence of a quorum, but will have the same effect as a vote against the Liquidation Proposal. Shares that are not represented by proxy or voted in person at the Special Meeting will also have the same effect as a vote against the Liquidation Proposal.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of ________, 2001 by (a) each person known to the Company to beneficially own more than five percent (5%) of the Voting Shares, (b) each director and executive officer of the Company, and (c) all directors, nominees and executive officers of the Company as a group. Except as otherwise indicated below, to the knowledge of the Company, each shareholder has sole voting and investment power over the shares beneficially owned, except to the extent authority is shared by spouses under applicable law.

                                                      NUMBER OF SHARES            PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                 BENEFICIALLY OWNED         OUTSTANDING SHARES
------------------------------------                 ------------------         ------------------
Electro Sensors                                            637,500                    11.2%
   1365 West 70th Street
   Eden Prairie, MN 55344
Lawrence P. Grady (1)                                     2,363,000                   41.4%
520 Diamond Lake Lane
   Minneapolis, MN 55419
All officers and directors as a group (1 person)          2,363,000                   41.4%

---------------
(1) Includes 145,500 shares owned by Mr. Grady's wife, as to which he disclaims beneficial ownership.


                       APPROVAL OF PLAN OF LIQUIDATION AND
                           DISSOLUTION OF THE COMPANY
                             (LIQUIDATION PROPOSAL)

SUMMARY OF THE PLAN

         The proposed Plan of Liquidation and Dissolution of the Company will authorize (a) the sale of all of the assets of the Company and the distribution to shareholders of assets remaining after payment of the Company's debts and obligations, (b) the appointment of a liquidating agent to conduct such liquidation and distribution, (c) the deregistration of the Company under the Investment Company Act of 1940 and (d) the dissolution of the Company pursuant to the Minnesota Business Corporation Act.

         If the Plan is approved by the shareholders, the Company will cease to do business as an investment company and will not engage in any business activities except for the purpose of liquidating its assets, paying any debts and obligations, distributing the remaining assets to shareholders, and doing all other acts required to liquidate and wind up its business and affairs.

         As of the date the Plan is approved, the Company will close its stock transfer books, and no further transfers of the Common Stock will be permitted. Each shareholder's interest in the Company will be converted into the right to receive a pro rata share of the Company's distributable assets. The proportionate interests of the Company's shareholders will be fixed on the basis of their respective shareholdings at the date the stock transfer books are closed. These rights will not be transferable other than by will, intestate succession or operation of law.

         Pursuant to the Plan, the liquidation and distribution of the Company's assets will be conducted by a Liquidating Agent. The Company will enter into a Liquidating Agent Agreement with the Agent in order to effect such liquidation and dissolution.

         The Agent will have the full power and authority of the Board of Directors to effect the liquidation of the Company. After approval of the Plan, and as soon as is reasonable and practicable depending on market conditions, the Agent will liquidate the Company's portfolio securities and other assets. The Company expects that the orderly liquidation of the Company's portfolio securities will take place over an extended period of time, since the securities held by the Company have a limited or no trading market. The proceeds of such liquidation will be paid first toward all known or reasonably ascertainable liabilities of the Company incurred or expected to be incurred prior to dissolution, then paid to the shareholders in proportion to their beneficial interests in the Company in one or more liquidating distributions. All expenses of the liquidation and dissolution will be paid by the Company.

         Additionally, as soon as practicable after the approval of the Plan, the Company will prepare and file an application with the Commission for deregistration of the Company under the 1940 Act.

         Promptly after approval of the Plan, the Company will prepare and file a Notice of Intent to Dissolve with the Minnesota Secretary of State. Upon final distribution to the shareholders of the net proceeds of the liquidation, the Company will prepare and file Articles of Dissolution with the Minnesota Secretary of State and the legal existence of the Company will cease.

         This summary does not purport to be complete. You should read this entire Proxy Statement, including the Plan of Liquidation and Dissolution attached hereto as Exhibit A, and the Liquidating Agent Agreement attached hereto Exhibit B.

VOTING INFORMATION

         Approval of the Liquidation Proposal requires the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock of the Company entitled to vote at the Special Meeting. Lawrence P. Grady, the President and the sole Director of the Company and beneficial owner of approximately 41.4% of the Company's outstanding Common Stock, has informed the Company that he intends to vote FOR the approval of the Liquidation Proposal. Unless a shareholder specifies to the contrary, each proxy that is returned to the Company will be voted FOR approval of the Liquidation Proposal.

            THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE
                  FOR THE APPROVAL OF THE LIQUIDATION PROPOSAL.


                       PLAN OF LIQUIDATION AND DISSOLUTION

BACKGROUND AND REASONS FOR THE LIQUIDATION PROPOSAL

         GENERAL. The Company is a non-diversified, closed-end investment company registered under the 1940 Act. Since it became an investment company, the Company has concentrated its investments in securities believed by the management of the Company to have the potential for long-term capital appreciation, and has not sought to broadly diversify its investments. The Company has operated on a self-directed basis, as permitted by the 1940 Act, without the counsel and advice of an investment advisor. The Company's President has managed the investment operations of the Company, and otherwise provided the services typically performed by an investment adviser.

         The Company's assets currently consist of investments in seven companies. These portfolio securities have a limited or no public trading market. Therefore the Company has had a limited amount of liquid assets with which to make new investments and has not made any such new investments since November 1997. In view of the Liquidation Proposal, the Company is not currently investigating, and does not anticipate making, any new investments.

         MARKET FOR COMMON STOCK. The Company's Common Stock formerly traded on the Nasdaq over-the-counter Bulletin Board under the symbol "MSHS." The Company's Common Stock was removed from trading on the Bulletin Board on October 10, 2000. The last reported bid quotation for the Company's Common Stock was $0.06 per share.

         SEC EXAMINATION; NON-COMPLIANCE WITH REQUIREMENTS OF 1940 ACT. In 1998, the Commission commenced an examination of the Company's books and records. The Commission's examination included a review of certain past transactions by the Company and a request for additional information about such transactions, which the Company provided. The Commission identified a number of compliance deficiencies and alleged violations of the 1940 Act and the Securities Exchange Act of 1934 by the Company and Mr. Grady, including operation of the Company without a written code of ethics, failure to report personal securities transactions to the Company, failure to file certain proxy materials and filing of inaccurate proxy materials with the Commission, operation of the Company without a fidelity bond, failure to transmit required reports to shareholders and causing an affiliated person of the Company to engage in a prohibited transaction with the Company. The Company and Mr. Grady have neither admitted nor denied the Commission's findings.

         In response to the Commission's examination report, the Company attempted to comply with the requirements of the 1940 Act. The Company adopted written operating procedures which address, among other things, reporting and review of personal securities transactions of the Company's officers and directors, review of transactions with affiliates, procedures relating to custody of securities (including securities held in self-custody by the Company), and periodic review of the Company's valuation of its portfolio securities. However, despite the Company's attempts to resolve the deficiencies identified by the Commission, it has been unable to fully resolve them. For example, the 1940 Act requires that each registered investment company, including the Company, obtain and maintain a fidelity bond. The Company, which has never had such a bond, applied to several companies for a fidelity bond in the fall of 1998 but its applications were denied in each instance.

         Subsequently, the Company has ceased to comply with the 1940 Act's requirement that no more than 60% of the directors of a registered investment company may be "interested" persons, as that term is described in the 1940 Act. The Company's two independent directors resigned in 2000, citing concerns about the ability of the Company to comply with the 1940 Act. The Company's subsequent attempts to appoint replacement directors have been unsuccessful. As a result of the resignations, Mr. Grady, an "interested" director, is the sole director of the Company, and the Company is not in compliance with the independent director requirement of the 1940 Act.

         At the date of this Proxy Statement, the Company is not in compliance with the requirements of 1940 Act, and does not expect to able to comply with the 1940 Act in the future.

         CONSIDERATION OF OTHER ACTIONS. The Board has considered the inability of the Company to comply with the requirements of the 1940 Act, the lack of a public trading market for the Company's Common Stock, and the generally illiquid nature of the Company's portfolio securities. The Board has considered various alternatives to the liquidation and dissolution contemplated by the Plan, including (i) a reverse stock split intended to reduce the number of shareholders of the Company and remove the Company from the registration requirements of the 1940 Act, (ii) a self-tender offer intended to reduce the number of shareholders of the Company and remove the Company from the registration requirements of the 1940 Act, (iii) continuing its efforts to comply with the provisions of the 1940 Act, (iv) the immediate liquidation of the Company's portfolio securities, and (v) the distribution of the Company's portfolio securities to the shareholders. The Board has determined that each of these alternatives (a) is impracticable, (b) would have an adverse tax effect on the Company and/or its shareholders, or (c) could disadvantage certain shareholders of the Company. Under the Plan, all shareholders will be treated alike. The Board believes that liquidation and dissolution of the Company as contemplated by the Plan affords the Company's shareholders an opportunity to realize value for their shares through an efficient and fair process. Based on the foregoing considerations and other relevant factors, the Board of Directors has adopted the Plan and directed that the Plan be submitted for approval by the Company's shareholders.

         PROCESS FOR LIQUIDATION AND DISSOLUTION. If the Liquidation Proposal is approved by the shareholders:

     * The Company will enter into the Liquidating Agent Agreement that provides for the orderly liquidation of the Company's portfolio securities by the Agent.

     * The Company will apply for deregistration as an investment company by filing a Form N-8F with the Commission. It is expected that the Commission will issue an order approving the deregistration of the Company if the Liquidation Proposal is approved by the shareholders.

     * The Company will file a Notice of Intent to Dissolve with the Minnesota Secretary of State evidencing its intent to dissolve after the liquidation is complete.

     * The Agent will liquidate the Company's property and assets in an orderly manner and will distribute to the Company's shareholders the net proceeds from such assets, after paying or making provision for payment of the debts, obligations and liabilities of the Company. The Company expects that the orderly liquidation of its portfolio securities by the Liquidation Agent will take place over an extended period of time, since the securities held by the Company have a limited or no public trading market. The Agent will have the full power and authority of the Board of Directors to effect the liquidation of the Company.

     * The Company will close its stock transfer books as of the date of the Plan is approved, and no further transfers of the Common Stock will be permitted. Each shareholder of the Company will receive a proportionate beneficial interest in each distribution of Company property. Such beneficial interest may not be transferred except by will, intestate succession or operation of law. Each shareholder will receive one or more cash distributions, the amount and timing of which will generally depend on the market (or lack thereof) for the Company's portfolio securities.

     * Once all of liabilities of the Company have been satisfied, and all of the remaining assets of the Company have been distributed to shareholders, the Company will dissolve and will cease to legally exist.

         THE AGENT. Ms. Cece Luikens will be appointed as Agent under the Liquidating Agent Agreement. Ms. Luikens has more than ___ years of experience in the securities industry, including __ years of service as compliance officer for licensed broker-dealers. In such capacity she has had significant experience in dealing with thinly traded and privately placed securities of the type that comprise the Company's portfolio securities. Ms. Luikens was employed by Global Financial Group, Inc. as its Vice President - Compliance from 19__ to June 2001. She was employed by _____________ as its _____________- from 19__ to 19__, and prior to 19__ served as ___________ for ________________________.

PLAN OF LIQUIDATION AND DISSOLUTION

         The following summary does not purport to be a complete description of the Plan, which is attached hereto as Exhibit A. Shareholders are urged to read the Plan in its entirety.

         EFFECTIVE DATE OF PLAN. The Plan will become effective only upon the approval of the Plan by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company (the date of such approval is referred to as the "Effective Date").

         CESSATION OF BUSINESS. After the Effective Date of the Plan, the Company will cease its business as an investment company and will not engage in any business activities except for the purposes of collecting and distributing its assets, paying, satisfying, and discharging any existing debts and obligations, and doing all other acts required to liquidate and wind up its business and affairs.

         RESTRICTION ON TRANSFER. The proportionate interests of shareholders in the assets of the Company will be fixed on the basis of their respective shareholdings at the close of business on the Effective Date. On the Effective Date, the stock transfer books of the Company will be closed, and no further transfers of the Common Stock will be permitted. Thereafter, unless the stock transfer books of the Company are reopened because the Plan cannot be carried into effect under the Minnesota Business Corporation Act (the "MBCA") or otherwise, the shareholders' respective interests in the Company's liquidating distributions will not be transferable except by will, intestate succession or operation of law.

         NOTICE OF INTENT TO DISSOLVE; ARTICLES OF DISSOLUTION. The Company will be dissolved in accordance with the MBCA and the Company's Articles of Incorporation. As soon as practicable after the Effective Date of the Plan, the Company will prepare and file a Notice of Intent to Dissolve with the Minnesota Secretary of State. Upon final distribution to the shareholders of the Company's assets, the Company will prepare and file Articles of Dissolution and upon such filing the legal existence of the Company will cease.

         LIQUIDATION OF ASSETS. As soon as practicable after the Effective Date of the Plan, and soon as is reasonably practicable depending on market conditions and consistent with the terms of the Plan, all portfolio securities of the Company not already converted to cash or cash equivalents will be converted to cash or cash equivalents. The Agent will be responsible for the liquidation of the Company's assets.

         PAYMENT OF DEBTS. As soon as practicable after the Effective Date of the Plan, the Agent will determine and will pay, or set aside in cash or cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Company incurred or expected to be incurred prior to the date of the final liquidating distribution.

         LIQUIDATING DISTRIBUTIONS. In accordance with Section 331 of the Internal Revenue Code of 1986, as amended (the "Code"), the Company's assets are expected to be distributed in one or more cash payments in complete cancellation of all the outstanding shares of Common Stock of the Company. The Agent will from time to time (but in no event less frequently than annually) pay over to the shareholders any cash which is received as the result of the (a) collection of any income derived from the investment or reinvestment of the Company's property, and (b) any disposition of the Company's property; provided, however, that no distribution will be made to shareholders without first satisfying or adequately providing for (x) all known or contingent claims of creditors of the Company, (y) a reserve for the reasonable expenses incurred or to be incurred by the Company or the Agent, and (z) a reasonable reserve for amounts required to be distributed to unlocated shareholders. The final distribution of assets to the shareholders will be made as soon as practicable after all of the Company's property has been sold or otherwise disposed of. Each shareholder will be required to return such shareholder's stock certificate(s) to the Company as a condition to receiving such liquidating distributions.

         EXPENSES OF THE LIQUIDATION AND DISSOLUTION. The Company will bear all of the expenses incurred by it in carrying out the Plan, including, but not limited to, the fees and expenses of the Agent, all printing, legal, accounting, custodian and transfer agency fees, and the expenses of any reports to or meetings of shareholders.

         POWER OF AGENT. As soon as practicable after the Effective Date of the Plan, the Company will enter into a Liquidating Agent Agreement with the Agent providing for the orderly liquidation of the Company by the Agent in accordance with the terms of the Plan. The Agent will have the full power and authority of the Board of Directors of the Company to effect the liquidation, without further direction or approval from the Board of Directors. The Agent will have all powers, authority and discretion to collect and hold, and to sell, transfer or otherwise dispose of, the Company's property, either at public or private sale, and to hold and distribute to the shareholders all of the Company's property, in each case subject to all of the Company's liabilities, whether known or contingent. The Agent will not engage in any income-producing activity except that the Agent may keep the Company's property invested in the securities held at the Effective Date pending disposition of such securities, or in any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to the authority granted by the Congress of the United States, or any certificate of deposit of the foregoing.

         AMENDMENT OR ABANDONMENT OF PLAN. Shareholders holding at least 50% of the beneficial interests of the Company may abandon the Plan prior to the filing of Articles of Dissolution if such shareholders determine that abandonment would be advisable and in the best interests of the Company and its shareholders.

         Shareholders holding at least 50% of the beneficial interests of the Company may at any time alter or amend the Plan, provided, however, that (i) any such alteration or amendment which will affect the duties of the Agent under the Plan or the Liquidating Agent Agreement will not become effective until consented to by the Agent in writing and (ii) no such alteration or amendment will cause the Agent to engage in any activity other than activities relating to the liquidation and dissolution of the Company, nor prejudice the rights of the creditors of the Company. In addition, without the necessity of action by the shareholders, the Agent will have the right at any time to amend the Plan and the Liquidating Agent Agreement for the sole purpose of complying with any requirements imposed by the Commission as a condition precedent to the issuance of an order declaring that the Company has ceased to be an investment company within the meaning of the 1940 Act.

         DEREGISTRATION UNDER THE 1940 ACT. As soon as practicable after the Effective Date of the Plan, the Company will prepare and file a Form N-8F with the Commission in order to apply for the deregistration of the Company under the 1940 Act.

         NO APPRAISAL RIGHTS. Shareholders will not be entitled to appraisal rights under the MBCA in connection with the Plan.

LIQUIDATING AGENT AGREEMENT

         The following summary does not purport to be a complete description of the Liquidating Agent Agreement, which is attached hereto as Exhibit B. Shareholders are urged to read the Liquidating Agent Agreement in its entirety.

         DUTIES AND AUTHORITY OF AGENT. The Agent will conduct the liquidation of the property and assets of the Company in an orderly manner and hold and distribute to the shareholders all proceeds and income from such assets (the "Company Property"), after discharging and making provision for the discharge of the debts, obligations and liabilities of the Company. The Agent will make continuing efforts to dispose of the Company Property, will make timely distributions to the shareholders and will not unduly prolong the existence of the Company. The Agent and the Company are prohibited from engaging in any trade or business, or in any other activity except as is necessary for the orderly liquidation of all of the Company Property. The Agent will have the full power and authority of the Board of Directors of the Company to effect the liquidation, without further direction or approval from the Board of Directors. The Agent will have all powers, authority and discretion to collect, hold, and sell, transfer or otherwise dispose of, the Company Property, either at public or private sale, and to hold and distribute to the shareholders all Company Property, in each case subject to all of the Company's liabilities, whether known or contingent.

         The Agent will not engage in any income-producing activity, except that the Agent may keep the Company Property invested in the securities held at the date of the Liquidating Agent Agreement pending disposition of such securities, or in any security issued or guaranteed as to principal and interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing. All monies and other assets received by the Agent will, until distributed or paid over as provided in the Liquidating Agent Agreement, be held for distribution to the shareholders. The Agent will be under no liability for earning interest or otherwise producing income on any monies held for distribution or payment to the shareholders.

         The Agent will prepare or cause to be prepared, on at least a semi-annual basis, a balance sheet reflecting the assets and liabilities of the Company at the date of such report, and an accounting of all Company Property sold, monies received and liabilities paid during the period ending at the date of such report. Such reports will be made available for examination upon written request from any shareholder and from any other person demonstrating a proper purpose for the examination. Such reports need not be audited by independent auditors.

         SHAREHOLDERS; BENEFICIAL INTERESTS. The Company will close its stock transfer books, and each shareholder of the Company as of the Effective Date will have a proportionate "Beneficial Interest" in each distribution of Company Property. For purposes of the Liquidating Agent Agreement, the term "Beneficial Interest" will mean, for each shareholder, the percentage determined by dividing the number of shares of Common Stock held by the shareholder on the Effective Date by the total number of shares of Common Stock of the Company outstanding on such date. Each distribution of Company Property to the shareholders will be made to the shareholders, or their authorized legal representatives or successors in interest, pro rata, according to their relative Beneficial Interests. Such Beneficial Interests cannot be sold or otherwise transferred except by will, intestate succession or operation of law.

         DISTRIBUTIONS TO SHAREHOLDERS. The Agent will from time to time (but in no event less frequently than annually) pay over to the shareholders any cash that is received as the result of the collection of any income derived from investment or reinvestment of the Company Property and from the disposition of the Company Property. However, no distribution will be made to shareholders without first satisfying or adequately providing for (i) all known or contingent claims of creditors of the Company, (ii) a reserve for reasonable expenses incurred or to be incurred by the Company or the Agent, and (iii) a reasonable reserve for amounts required to be distributed to unlocated shareholders. Such distributions will be made pro rata according to the shareholders' respective Beneficial Interests. At no time will the Agent receive or retain cash in excess of an amount reasonably necessary to satisfy or adequately provide for the claims, expenses and amounts reserved for unlocated shareholders. The final distribution to the shareholders will be made as soon as practicable after all Company Property has been sold or otherwise disposed of. Shareholders will be required to surrender their Company stock certificates evidencing ownership of the Common Stock of the Company as a condition to their entitlement to distribution from the Company.

         THE AGENT. The Agent will perform such duties, and only such duties, as are specifically set forth in the Liquidating Agent Agreement or as are reasonably necessary or implied for liquidation. The Agent will be responsible for the performance of such duties and obligations specifically set forth in the

Liquidating Agent Agreement, or directed by the shareholders. The Agent will not be liable for any error taken at the direction of the shareholders or for any error of judgment made in good faith, unless the Agent was grossly negligent. The Agent may rely on any resolutions, certificates, statements or other papers or documents believed to be genuine, including directions from shareholders, and will not be liable for any action taken or omitted to be taken by him or her in accordance with advice from counsel. The Agent will be entitled to reimburse himself or herself out of the Company Property for all reasonable out-of-pocket expenses and to pay himself or herself compensation of $______ for all services rendered. Such compensation will accrue and be payable at the rate of $____ per month, provided that any portion of the $______ that then remains unpaid shall be paid at the time of the final distribution to the Shareholders. The Agent will be indemnified, and may reimburse himself or herself out of the Company Property, against and from any and all loss, liability expense or damage which the Agent may sustain in good faith and without willful misconduct, gross negligence or fraud in the exercise of his or her duties under the Liquidating Agent Agreement.

         After the termination of the Liquidating Agent Agreement and for the purpose of liquidating and winding up the affairs of the Company, the Agent will continue to act as such until his or her duties have been fully performed. Upon distribution of all Company Property, the Agent will retain or provide for the retention of the books, records, shareholder lists, stock certificates and files that will have been delivered to or created by the Agent. Such records and documents may be destroyed at any time after six (6) years from the distribution of all of the Company Property. Except as otherwise specifically provided in the Liquidating Agent Agreement, upon the distribution of all of the Company Property, the Agent will have no further duty or obligation to the shareholders except to provide information that may be helpful in determining the amount of taxable income from the Company that a shareholder should include in his or her federal and state income tax returns.

         SUCCESSOR AGENT. Any Agent may resign by giving not less than 60 days prior written notice to the shareholders, and any Agent may be removed at any time, with or without cause, by action of shareholders having an aggregate Beneficial Interest of more than 50%. The Board of Directors of the Company will not have the authority to remove the Agent. If the Agent resigns or is removed, shareholders having an aggregate Beneficial Interest of more than 50% will select a replacement.

         Any successor Agent appointed under the Liquidating Agent Agreement will execute an instrument accepting such appointment hereunder and will file such acceptance with the Company records. The successor Agent will, without any further act, become vested with all the estates, properties, rights, powers, trusts and duties of its predecessor.

         TERMINATION OF AGREEMENT. The Liquidating Agent Agreement will terminate upon the distribution to the shareholders of all of the Company Property remaining after the payment of all liabilities and expenses the Agent is authorized by the Liquidating Agent Agreement to pay. However, the Agent may continue to hold Company Property that is to be distributed to unlocated shareholders, and the Liquidating Agent Agreement will continue to exist for a reasonable period beyond the date of termination for the limited purpose of collecting any uncollected assets or defending any known or contingent claims.

         AMENDMENT. The shareholders of the Company will have the right at any time by vote of shareholders having an aggregate Beneficial Interest of more than 50% to alter, amend or revoke the Liquidating Agent Agreement in whole or in part, provided, however, that (i) any such alteration or amendment which will affect the duties of the Agent will not become effective until consented to by the Agent in writing and (ii) no such alteration or amendment will cause the Agent to engage in any activity other than activities relating to the liquidation and dissolution of the Company or prejudice the rights of the creditors of the Company. In addition, without the necessity of action by the shareholders, the Agent will have the right at any time to amend the Liquidating Agent Agreement for the sole purpose of complying with any requirement imposed by the Commission as a condition precedent to the issuance of an order declaring that the Company has ceased to be an investment company within the meaning of the 1940 Act.

         Upon revocation of the Liquidating Agent Agreement by the shareholders, the Agent, as soon as practicable and in no event later than one year from the date of such revocation, will distribute all cash held by the Agent (subject to any permitted reserves) to the shareholders pro rata according to their respective Beneficial Interests, and distribute the rights to any other Company Property to the shareholders by whatever means the Agent will deem appropriate, and in this latter regard reliance on an opinion of counsel will be full and complete authorization and protection for any such action taken hereunder; provided, however, that any Company Property which would otherwise be distributable to unlocated shareholders will continue to be held by the Agent until each such shareholder is located and distribution can be made to him or her, or until such earlier time as the Agent, acting pursuant to and in accordance with applicable law, will distribute the Company Property theretofore held for the benefit of such unlocated shareholders. In case of revocation, the Agent is authorized to pay out of the Company Property the reasonable costs, including attorneys' fees, of effecting the complete distribution of the Company Property to the shareholders.

         MEETINGS OF SHAREHOLDERS. Meetings of the shareholders may be called at any time and from time to time pursuant to the provisions of the Company's Bylaws and the Liquidating Agent Agreement for the purpose of taking any action which shareholders are required or permitted to take under the terms of the Liquidating Agent Agreement or pursuant to applicable law. The Agent may call at any time a meeting of the shareholders to be held at such time and place as the Agent will determine. Notice of any meeting will be given by the Agent, or by the shareholders in the event the Company and the Agent fail to give notice after a request by the shareholders in accordance with the following paragraph. Such notice will set forth the time and place of the meeting and in general terms the action to be proposed at the meeting, and will be mailed not more than 60 nor less than 10 days before the meeting is to be held, to all of the shareholders as of a record date not more than 60 days before the date of the meeting.

         Within thirty 30 days after the request to the Company or the Agent by shareholders having an aggregate Beneficial Interest of at least 25% to call a meeting of all the shareholders, which request will specify in reasonable detail the action to be proposed, the Company or the Agent will call a meeting of the shareholders in accordance with the preceding paragraph. If the Company or the Agent fail to call such meeting within 30-day period, the requesting shareholders may give notice of the meeting.

         Each shareholder as of the record date of the meeting will be entitled to vote at the meeting. At any meeting of the shareholders, the presence of shareholders having an aggregate Beneficial Interest sufficient to take action on any matter for the transaction of which such meeting was called will be necessary to constitute a quorum. If less than a quorum is present, shareholders having an aggregate Beneficial Interest of more than 50% of the aggregate Beneficial Interest of all shareholders represented at the meeting may adjourn such meeting with the same effect and for all intents and purposes as though a quorum had been present. The shareholders will take action by the affirmative vote of shareholders having an aggregate Beneficial Interest of more than 50%.

         The provisions of the Liquidating Agent Agreement relating to shareholder meetings do not supersede or derogate any rights the shareholders may have pursuant to the Company's By-laws or the MBCA.

IMPACT OF THE PLAN ON THE COMPANY'S STATUS UNDER THE 1940 ACT

         Subject to the approval of the Liquidation Proposal by the shareholders, the Company will apply for deregistration as an investment company under the 1940 Act by filing a Form N-8F with the Commission. It is expected that the Commission will issue an order approving the deregistration of the

Company if the Liquidation Proposal is approved by the shareholders of the Company. If the Commission issues such an order, the Company will no longer be subject to the provisions of the 1940 Act, including regulations related to the composition of the board of directors, affiliated transactions and compensation arrangements. Moreover, upon cessation of its status as a registered investment company, the investment policies then in effect will automatically cease to be effective and will not bind in any way the Company and its management. However, if the Liquidation Proposal is approved, the Company will no longer be involved in any investment activities and the Company's only activity will be the liquidation and distributions contemplated by the Plan and the Liquidating Agent Agreement. The Company's deregistration under the 1940 Act will have no direct effect on the Company's Articles of Incorporation or Bylaws, nor will it affect the status of the Company under the MBCA; however, certain other transactions included in the Liquidation Proposal (including the dissolution of the Company under the MBCA) will have such effect.

PROCEDURE FOR DISSOLUTION UNDER MINNESOTA LAW

         If the dissolution of the Company is approved by the shareholders pursuant to the MBCA, the Company will file a Notice of Intent to Dissolve with the Minnesota Secretary of State. Upon such filing, the Company will cease to carry on its business, except to the extent necessary in connection with the winding up of its business and the liquidation of its portfolio securities. The Company will continue to exist for so long as is necessary to pay, satisfy, and discharge any existing debts or obligations, to collect and distribute its assets and to do all other acts required to wind up its business and affairs. Pursuant to the Plan and the Liquidating Agent Agreement, the Agent will be responsible for the collection, liquidation and distribution of the Company's assets, the payment, satisfaction and discharge of any existing debts or obligations and other acts required to wind up the Company's business and affairs, unless and until a court of competent jurisdiction appoints a receiver or otherwise provides. Upon completion of the winding up, the Company will file Articles of Dissolution with the Minnesota Secretary of State, and the Company will be dissolved and will cease to legally exist.

         The shareholders will retain the right to revoke the dissolution proceedings in accordance with the MBCA and to remove directors or fill vacancies on the Board. The Company or, for good cause shown, a shareholder or creditor of the Company may apply to a court within the county in which the registered office of the corporation is situated to have the dissolution conducted or continued under court supervision.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         Lawrence P. Grady, the President and sole Director of the Company, has interests in the Plan that are different from, or in addition to, your interests. Specifically, in connection with the Commission's examination of the Company, Mr. Grady has agreed to the entry of an order by the Commission which prohibits him from serving or acting as an employee, officer or director of, or in certain other capacities with, a registered investment company or an investment adviser for a period of three years. Accordingly, the Agent, rather than Mr. Grady, will be responsible for conducting the liquidation and dissolution of the Company. Mr. Grady has also agreed to pay a civil penalty in the amount of $10,000. In agreeing to the entry of this order, Mr. Grady did not admit or deny the Commission's findings. The terms of the order, including the service limitations, civil penalty and the absence of other possible sanctions, may have been affected by the Company's proposal to liquidate and dissolve.

         Mr. Grady is also the largest shareholder of the Company and therefore will receive the largest portion of any amounts distributed by the Company.

DISTRIBUTION AMOUNTS

         The Company's net asset value on March 31, 2001 was approximately $414,680. At such date, the Company had 5,713,455 shares outstanding. Accordingly, on March 31, 2001, the net asset value was $0.07 per share of the Company's Common Stock. The amounts to be distributed to shareholders of the Company upon liquidation will be reduced by taxes payable by the Company as well as any remaining expenses incurred by the Company, including the expenses of the Company in connection with the liquidation and portfolio transaction costs. Additionally, the amounts to be distributed to shareholders would be reduced if any claims or liabilities that are not known to the Company subsequently arise. Based on the March 31, 2001, net asset value, taxes associated with the liquidation of portfolio securities are estimated to be $_______, and liquidation expenses are estimated to be approximately $________. If the Agent were able to liquidate the Company's portfolio securities at the values set forth above, the Company estimates that, after deducting taxes and liquidation expenses, shareholders of the Company would receive approximately $_____ per share of the Company's Common Stock.

         The distribution amounts set forth in the preceding paragraph are provided only as an illustration. There can be no assurance that shareholders will receive liquidation distributions in an amount equal to or greater than the illustration set forth above, and the Plan does not provide for a minimum distribution. The net asset value of the Company's portfolio securities may decline as a result of general market conditions, the performance of the portfolio companies, the Agent's efforts to liquidate the portfolio securities or other circumstances beyond the control of the Agent. Moreover, the Agent's responsibility is to liquidate the Company's assets in a reasonable manner and as soon as reasonably practicable. The Agent is not required to perform investment management services. Accordingly, the Agent may liquidate the Company's portfolio securities even if, in the absence of the Plan, the Company would have chosen to hold such securities. The Company may incur or discover presently unknown claims, liabilities or expenses in addition to the liabilities and expenses set forth in the preceding paragraph. Additionally, the actual liquidation costs may vary from the estimates provided above. Any diminution of the net asset value of the Company's portfolio securities or any increase in liabilities or liquidation costs will reduce the amount of cash available for distribution to shareholders.

FEDERAL INCOME TAX CONSEQUENCES

         The following is only a general summary of the federal income tax consequences of the liquidation and distribution of the Company's assets under the Internal Revenue Code of 1986, as amended (the "Code") and is limited in scope. This summary is based on the tax laws and regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. Additionally, while this summary addresses some of the United States federal income tax consequences of the liquidation and distribution, neither state nor local tax consequences of the liquidation and distribution are discussed. The liquidation and distribution of the Company's assets may impose unanticipated tax consequences on shareholders and affect shareholders differently, depending on their particular tax situations. Shareholders should consult their own tax advisers regarding the application of current United States federal income tax law to their particular situation and with respect to state, local and other tax consequences of the Plan.

         All amounts received by shareholders upon liquidation will be treated for federal income tax purposes as full payment in exchange for the shareholder's shares and will thus be treated as a taxable sale. Thus, a shareholder who is a United States resident or otherwise subject to United States income taxes will be taxed only to the extent the amount of the balance of the distribution exceeds his or her adjusted tax basis in such shares; if the amount received is less than his or her adjusted tax basis, the shareholder will realize a loss. The shareholder's gain or loss will generally be a capital gain or capital loss if such shares are held as capital assets. If shares that are held as a capital asset have been held for more than one year, then any gain or loss will generally constitute a long-term capital gain or long-term capital loss, as the case may be, taxable to individual shareholders at a maximum rate of 20%. If the shareholder will have held the shares for not more than one year, any gain or loss will be a short-term capital gain or loss and will be taxed at ordinary income tax rates.

         Corporate shareholders should note that there is no preferential federal income tax rate applicable to capital gains for corporations under the Code. Accordingly, all income recognized by a corporate shareholder pursuant to the liquidation of the Company, regardless of its character as capital gains or ordinary income, will be subject to tax at the same federal income tax rate.

         Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax ("backup withholding") on the liquidating distributions. Generally, shareholders subject to backup withholding will be those for whom no taxpayer identification number is on file with the Company, those who, to the Company's knowledge, have furnished an incorrect number, and those who underreport their tax liability. An individual's taxpayer identification number is his or her social security number. Certain shareholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

NO APPRAISAL RIGHTS

         Shareholders will not be entitled to appraisal rights under Minnesota law in connection with the Plan.


                              FINANCIAL INFORMATION

         The Company's unaudited financial statements for its fiscal year ended December 31, 2000, and for the three months ended March 31, 2001, are attached hereto as Exhibit C.


                                  OTHER MATTERS

         No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Special Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Company.



                                              By Order of the Board of Directors

                                              /s/ Lawrence P. Grady

                                              Lawrence P. Grady
                                              President and Secretary

                                                                       Exhibit A
                                                                       ---------

                                MINN SHARES INC.

                       PLAN OF LIQUIDATION AND DISSOLUTION

         The following Plan of Liquidation and Dissolution (the "Plan") of Minn Shares Inc. (the "Company"), a corporation organized and existing under the laws of the State of Minnesota, is intended to accomplish the complete liquidation and dissolution of the Company in conformity with the provisions of the Minnesota Business Corporation Act and the Company's Articles of Incorporation.

         A. The Company is a closed-end, non-diversified investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

         B. The Company's Board of Directors has deemed it advisable and in the best interests of the Company and its shareholders to liquidate and dissolve the Company, has considered this Plan and, pursuant to a Written Action dated ____________, 2001, has adopted this Plan as the method of liquidating and dissolving the Company and has directed that this Plan be submitted to shareholders of the Company for approval.

         NOW, THEREFORE, the liquidation and dissolution of the Company shall be carried out in the manner hereinafter set forth:

         1. EFFECTIVE DATE OF PLAN. The Plan shall become effective only upon the approval of the Plan by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company at a meeting of shareholders called for the purpose of voting upon the Plan. The date of such approval of the Plan by shareholders is hereinafter called the "Effective Date."

         2. CESSATION OF BUSINESS. After the Effective Date of the Plan, the Company shall cease its business as an investment company and shall not engage in any business activities except for the purpose of collecting and distributing its assets, paying, satisfying, and discharging any existing debts and obligations, and doing all other acts required to liquidate and wind up its business and affairs.

         3. RESTRICTION OF TRANSFER. The proportionate interests of shareholders in the assets of the Company shall be fixed on the basis of their respective shareholdings at the close of business on the Effective Date. On the Effective Date, the stock transfer books of the Company shall be closed. Thereafter, unless the stock transfer books of the Company are reopened because the Plan cannot be carried into effect under the Minnesota Business Corporation Act (the "MBCA") or otherwise, the shareholders' respective interests in the Company's assets shall not be transferable by the negotiation of stock certificates.

         4. NOTICE OF INTENT TO DISSOLVE AND ARTICLES OF DISSOLUTION. The Company shall be dissolved in accordance with the MBCA and the Company's Articles of Incorporation. As soon as practicable after the Effective Date and pursuant to the MBCA, the Company shall prepare and file a Notice of Intent to Dissolve with and for acceptance by the Minnesota Secretary of State. Upon final distribution to the shareholders of the Company's assets, the Company shall prepare and file Articles of Dissolution and upon such filing the legal existence of the Company shall cease.

         5. LIQUIDATION OF ASSETS. As soon as practicable after the Effective Date of the Plan, and as soon as is reasonable and practicable depending on market conditions and consistent with the terms of the Plan, all portfolio securities of the Company not already converted to U.S. cash or U.S. cash equivalents shall be converted to U.S. cash or U.S. cash equivalents. The Agent shall be responsible for the liquidation of the Company's assets.

         6. PAYMENT OF DEBTS. As soon as practicable after the Effective Date of the Plan, the Agent shall determine and shall pay, or set aside in U.S. cash or U.S. cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Company incurred or expected to be incurred prior to the date of the final liquidating distribution described in Section 7 below.

         7. LIQUIDATING DISTRIBUTIONS. In accordance with Section 331 of the Internal Revenue Code of 1986, as amended, the Company's assets are expected to be distributed by one or more cash payments in complete cancellation of all the outstanding shares of Common Stock of the Company. The Agent shall from time to time (but in no event less frequently than annually) pay over to the shareholders any cash which is received as the result of the (a) collection of any income derived from investment or reinvestment of the Company's property and
(b) any disposition of the Company's property; provided, however, that no distribution shall be made to shareholders without first satisfying or adequately providing for (x) all known or contingent claims of creditors of the Company, (y) a reserve for the reasonable expenses incurred or to be incurred by the Company or the Agent, and (z) a reasonable reserve for amounts required to be distributed to unlocated shareholders. The final distribution to the shareholders shall be made as soon as practicable after all of the Company's property has been sold or otherwise disposed of.

         Each shareholder holding a stock certificate of the Company will receive a confirmation showing such shareholder's proportionate interest in the net assets of the Company with an advice that such shareholder will receive liquidating distributions only after return of such shareholder's stock certificate to the Company.

         8. EXPENSES OF THE LIQUIDATION AND DISSOLUTION. The Company shall bear all of the expenses incurred by it in carrying out this Plan including, but not limited to, the fees and expenses of the Agent, all printing, legal, accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of shareholders whether or not the liquidation contemplated by this Plan is effected.

         9. POWER OF AGENT. As soon as practicable after the Effective Date of the Plan, the Company shall enter into an Liquidating Agent Agreement with a liquidating agent (the "Agent") providing for the orderly liquidation of the Company by the Agent in accordance with the terms of this Plan and the Liquidating Agent Agreement. The Agent shall have the full power and authority of the Board of Directors of the Company to effect the Liquidation, without further direction or approval from the Board of Directors. The Agent shall have all powers, authority and discretion to collect and hold, and to sell, lease, transfer or otherwise dispose of, the Company Property, either at public or private sale, and to hold and distribute to the Shareholders all proceeds thereof, in each case subject to all of the Company's liabilities, whether known or contingent. The Agent shall not engage in any income-producing activity, except that the Agent may keep the Company's property invested in the securities held at the Effective Date pending disposition of such securities, or in any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to the authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing.

         10. AMENDMENT OR ABANDONMENT OF PLAN. Shareholders holding at least 50% of the beneficial interests of the Company may abandon this Plan prior to the filing of Articles of Dissolution if such shareholders determine that abandonment would be advisable and in the best interests of the Company and its shareholders.

         Shareholders holding at least 50% of the beneficial interests of the Company may at any time alter or amend the Plan, provided, however, that (i) any such alteration or amendment which shall affect the duties of the Agent under the Plan or the Agent shall not become effective until consented to by the Agent in writing and (ii) no such alteration or amendment shall cause the Agent to engage in any activity other than that appropriate for an Agent or shall prejudice the rights of the creditors of the Company. In addition, without the necessity of action by the shareholders, the Agent shall have the right at any time to amend the Plan and the Agent Agreement only for the purpose of complying with any requirement imposed by the Securities and Exchange Commission as a condition precedent to the issuance of an order declaring that the Company has ceased to be an investment company within the meaning of the 1940 Act.

         11. DEREGISTRATION UNDER THE 1940 ACT. As soon as practicable after the Effective Date of the Plan, the Agent and the Company shall prepare and file a Form N-8F with the Securities and Exchange Commission in order to apply for deregistration of the Company under the 1940 Act. The Agent and the Company shall also file, if required, a final Form N-SAR (a semi-annual report) with the Securities and Exchange Commission.

         12. NO APPRAISAL RIGHTS. Shareholders will not be entitled to appraisal rights under the MBCA in connection with the Plan.

                                                                       Exhibit B
                                                                       ---------

                                MINN SHARES INC.

                           LIQUIDATING AGENT AGREEMENT

         THIS LIQUIDATING AGENT AGREEMENT (the "Agreement") is made as of the _____ day of ____________, 2001, by and between MINN SHARES INC., a Minnesota corporation (the "Company"), and CECE LUIKENS (the "Agent").


                                    RECITALS:

         A. The Company has decided to discontinue its operations, liquidate its assets, collect or make provision for the collection of all known debts (if any) due or owing to the Company, pay or make provision for payment of all known debts, obligations and liabilities of the Company, and distribute to its shareholders all assets remaining after discharging or making provision for the discharge of the debts, obligations and liabilities of the Company (collectively, the "Liquidation").

         B. The shareholders of the Company (collectively, the "Shareholders") approved a Plan of Complete Liquidation and Dissolution (the "Plan") at a meeting of the Shareholders (the "Meeting") held on ___________, 2001 (the "Effective Date").

         C. Pursuant to the Plan, the Liquidation and dissolution of the Company shall be completed during the period beginning on the Effective Date and ending as soon as is practicable following the approval of the Plan (the "Liquidating Period").

         D. The Company desires to appoint a liquidating agent to conduct the Liquidation.

         E. The Shareholders at the Meeting authorized the appointment of a liquidating agent to conduct the Liquidation. The form of this Agreement and the selection of the Agent were each approved by a majority vote of the Shareholders at the Meeting.


                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein:


                                    ARTICLE 1
                   APPOINTMENT, DUTIES AND AUTHORITY OF AGENT

         SECTION 1.1. APPOINTMENT OF AGENT. The Company hereby appoints the Agent to conduct the Liquidation in accordance with the terms of this Agreement, and the Agent hereby accepts such appointment.

         SECTION 1.2. DUTIES OF AGENT. The Agent shall conduct the Liquidation of the property and assets of the Company in an orderly manner and hold and distribute to the Shareholders (as defined in Section 2.1) all proceeds and income from such assets and from the investment and reinvestment thereof (together with such assets, the "Company Property"), after discharging or making provision for the discharge of the debts, obligations and liabilities of the Company. In performing such duties, the Agent shall make continuing efforts to dispose of the Company Property, make timely distributions to the Shareholders and not unduly prolong the existence of the Company. Under no circumstances shall the Company or the Agent hereunder have any power to engage in any trade or business, or in any other activity except as is necessary to the orderly Liquidation of any and all of the Company Property. Among other duties stated or implied herein, the Agent shall (and shall have and may exercise all powers and authority necessary to):

                  (a) sell the securities included in the Company's investment portfolio in a reasonable manner, either at public or private sale, recognizing that the Agent's objective is to dispose of such securities for cash, to the extent possible, to complete such disposition of securities during the Liquidating Period, and not to engage in the business of holding or trading securities;

                  (b) hold the Company Property as provided in Section 1.4 pending its distribution to Shareholders;

                  (c) discharge or make provision for discharge of the debts, obligations and liabilities of the Company out of the Company Property, and generally to deal with creditors of the Company with respect to any such debts, obligations and liabilities;

                  (d) determine the frequency and amount of distributions to be made to Shareholders, and distribute the Company Property or cause the Company Property to be distributed to the Shareholders;

                  (e) as soon as practicable after the close of each fiscal year, supply each Shareholder a statement reflecting information that may be helpful in determining the amount of taxable income from the Company that the Shareholder should include in his federal and state income tax returns;

                  (f) maintain or cause to be maintained proper books and records showing (i) the assets and liabilities of the Company at the end of such fiscal year or upon termination of this Agreement, and the receipts and disbursements of the Agent for such period, (ii) all available tax return information with respect to interest earned from the Company Property, and (iii) material changes in the Company Property;

                  (g) prepare, execute and file, or cause to be prepared, executed and filed, on behalf of the Company such documents as may be necessary or appropriate to effect the dissolution of the Company under the laws of the State of Minnesota; and

                  (h) prepare, execute and file, or cause to be prepared, executed and filed, any and all tax returns required on behalf of the Company and to pay any such taxes properly payable by the Company out of the Company Property.

         SECTION 1.3. AUTHORITY OF AGENT. The Agent shall have the full power and authority of the Board of Directors of the Company to effect the Liquidation, without further direction or approval from the Board of Directors. The Agent shall have all powers, authority and discretion to collect and hold, and to sell, lease, transfer or otherwise dispose of, the Company Property, either at public or private sale, and to hold and distribute to the Shareholders all Company Property, in each case subject to all of the Company's liabilities, whether known or contingent. Among other powers stated or implied herein, the Agent shall have and may exercise the following powers, authority and discretion:

                  (a) to hold legal title to any and all rights of the Company in Company Property or arising from the sale of any Company Property, and to receive and collect any and all payments due in connection with any such sales;

                  (b) to hold Company Property in the name of a nominee or in any other way;

                  (c) to receive, hold, maintain, grant, sell, exchange, convey, release, assign or otherwise transfer legal title to any Company Property;

                  (d) to take any steps necessary to establish clear title to any Company Property;

                  (e) to execute and deliver, upon proper payment, partial and complete releases of any third-party obligations to the Company;

                  (f) to protect and enforce the rights vested in the Agent by this Agreement by any method deemed appropriate, including, without limitation, by judicial proceedings;

                  (g) to compromise, adjust, arbitrate, sue on or defend, abandon or otherwise deal with and settle claims in favor of or against the Company as the Agent shall deem advisable; and

                  (h) to employ legal counsel, accountants, transfer agents, disbursing agents, advisors, custodians and other agents reasonably required in connection with the performance of the Agent's duties under this Agreement, and to pay out of the Company Property to such legal counsel, accountants, transfer agents, disbursing agents, advisors, custodians and other agents, reasonable compensation for services rendered.

         SECTION 1.4. LIMITATION OF AGENT'S INVESTMENT AUTHORITY. The Agent shall not engage in any income-producing activity, except that the Agent may keep the Company Property invested in the securities held at the date of this Agreement pending disposition of such securities, or in any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing.

         SECTION 1.5. SAFEKEEPING OF COMPANY PROPERTY. All monies and other assets received by the Agent shall, until distributed or paid over as herein provided, be held for distribution to the Shareholders. The Agent shall be under no liability for earning interest or otherwise producing income on any monies held for distribution or payment to the Shareholders, except as such interest shall actually be received thereon.

         SECTION 1.6. ACCOUNTING. The Agent shall prepare or cause to be prepared, on at least a semi-annual basis, a balance sheet reflecting the assets and liabilities of the Company at the date of such report, and an accounting of all Company Property sold, monies received and liabilities paid during the period ending at the date of such report. Such reports shall be made available for examination upon written request from any Shareholder and from any other person demonstrating a proper purpose for the examination. Such reports need not be audited by independent auditors.

         SECTION 1.7. INTENTION OF PARTIES. The Agent shall hold and deal with the Company Property, for the sole benefit of the Company and the Shareholders, on the terms and conditions herein set forth. The Agent will assume no responsibility for the tax treatment of any distributions to the Shareholders.

                                    ARTICLE 2
                       SHAREHOLDERS; BENEFICIAL INTERESTS

         SECTION 2.1. SHAREHOLDERS. The Company has closed the transfer books of the Company as of the Effective Date. A list of the Shareholders as of the Effective Date (collectively, the "Shareholders") along with the number of shares of Common Stock of the Company owned by each such Shareholder on said date is set forth at Schedule 2.1 attached hereto and made a part hereof.

         SECTION 2.2. BENEFICIAL INTERESTS. Each of the Shareholders shall have a proportionate beneficial interest in each distribution of Company Property ("Beneficial Interest") as is shown on Schedule 2.1. For this purpose, the term "Beneficial Interest" shall mean, for each Shareholder, the percentage determined by dividing the number of shares of Common Stock of the Company held by the

Shareholder on the Effective Date by the total number of shares of Common Stock of the Company outstanding on such date. Each distribution of Company Property to the Shareholders shall be made to the Shareholders, or their legal representatives or successors in interest authorized by Section 2.3, pro rata according to their relative Beneficial Interests.

         SECTION 2.3. TRANSFER OF SHARES OR BENEFICIAL INTERESTS. The Beneficial Interest of a Shareholder cannot be sold or otherwise transferred except by will, intestate succession or operation of law.

                                    ARTICLE 3
                          DISTRIBUTIONS TO SHAREHOLDERS

         SECTION 3.1. DISTRIBUTIONS TO SHAREHOLDERS. The Agent shall from time to time (but in no event less frequently than annually) pay over to the Shareholders any cash which is received as the result of the (a) collection of any income derived from investment or reinvestment of the Company Property and
(b) any disposition of the Company Property; provided, however, that no distribution shall be made to Shareholders without first satisfying or adequately providing for (i) all known or contingent claims of creditors of the Company, (ii) a reserve for the reasonable expenses incurred or to be incurred by the Company or the Agent, and (iii) a reasonable reserve for amounts required to be distributed to unlocated Shareholders. Such distributions shall be made pro rata according to the Shareholders' respective Beneficial Interests.

         SECTION 3.2. RESERVES. At no time shall the Agent receive or retain cash in excess of an amount reasonably necessary to satisfy or adequately provide for (i) all known or contingent claims of creditors of the Company, (ii) a reserve for the reasonable expenses incurred or to be incurred by the Company or the Agent, and (iii) a reasonable reserve for amounts required to be distributed to unlocated Shareholders.

         SECTION 3.3. FINAL DISTRIBUTION. Notwithstanding anything to the contrary herein, the final distribution to the Shareholders shall be made as soon as practicable after all Company Property has been sold or otherwise disposed of.

         SECTION 3.4. SURRENDER OF STOCK CERTIFICATES. Notwithstanding anything to the contrary herein, the Agent shall require the Shareholders to surrender their Company stock certificates evidencing ownership of the Common Stock of the Company as a condition to their entitlement to distribution from the Company.

                                    ARTICLE 4
                                    THE AGENT

         SECTION 4.1. GENERALLY. The Agent shall perform such duties, and only such duties, as are specifically set forth in this Agreement or as are reasonably necessary or implied for the Liquidation.

         SECTION 4.2. LIABILITY OF AGENT. The Agent shall be responsible for the performance of such duties and obligations as are specifically set forth in this Agreement or directed by the Shareholders pursuant to Article 8 hereof. The Agent shall not be liable for any error of judgment made in good faith, unless the Agent was grossly negligent. The Agent shall not be liable with respect to any action taken or not taken in good faith in accordance with the direction of the Shareholders pursuant to Article 8 hereof.

         SECTION 4.3. RELIANCE BY AGENT. Except as otherwise provided in Section 4.2:

                  (a) the Agent may rely, and shall be protected in acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties including, without limitation, directions from the Shareholders;

                  (b) the Agent may consult with legal counsel (including tax counsel) to be selected by it, and the Agent shall not be liable for any action taken or omitted to be taken by it in accordance with the advice of such counsel; and

                  (c) persons dealing with the Agent shall look only to the Company Property to satisfy any liability incurred by the Agent to such person in carrying out the terms of this Agreement, and the Agent shall have no personal obligation to satisfy any such liability.

         SECTION 4.4. EXPENSE REIMBURSEMENT AND COMPENSATION. The Agent shall be entitled to reimburse itself out of the Company Property for all reasonable out-of-pocket expenses and to pay itself compensation out of the Company Property for all services rendered by the Agent in the exercise and administration of its powers and duties, which compensation will be equal to $______. Such compensation shall accrue and be payable at the rate of $____ per month, provided that any portion of the $______ that then remains unpaid shall be paid at the time of the final distribution to the Shareholders.

         SECTION 4.5. NO BOND. The Agent shall serve without bond.

         SECTION 4.6. INDEMNIFICATION OF AGENT. The Agent shall be indemnified, and may reimburse itself out of the Company Property, against and from any and all loss, liability, expense or damage which the Agent may sustain in good faith and without willful misconduct, gross negligence or fraud in the exercise and performance of any of the powers and duties of the Agent under this Agreement.

         SECTION 4.7. WINDING UP. After the termination of the Agreement and for the purpose of liquidating and winding up the affairs of the Company, the Agent shall continue to act as such until its duties have been fully performed. Upon distribution of all of the Company Property, the Agent shall retain or provide for the retention of the books, records, shareholder lists, stock certificates and files which shall have been delivered to or created by the Agent. At the Agent's discretion, all of such records and documents may be destroyed at any time after six (6) years from the distribution of all of the Company Property. Except as otherwise specifically provided in this Agreement, upon the distribution of all of the Company Property, the Agent shall have no further duty or obligation to the Shareholders except to provide information that may be helpful in determining the amount of taxable income from the Company that a Shareholder should include in his federal and state income tax returns.

                                    ARTICLE 5
                                 SUCCESSOR AGENT

         SECTION 5.1. RESIGNATION OF AGENT. Any Agent may resign by giving not less than sixty (60) days prior written notice thereof to the Shareholders. Such resignation shall become effective on the day specified in such notice or upon the appointment of a successor and the acceptance by such successor of such appointment (which may be prior to the expiration of sixty (60) days from the date of the notice), whichever is earlier.

         SECTION 5.2. REMOVAL OF AGENT. Any Agent may be removed at any time, with or without cause, by action of Shareholders having an aggregate Beneficial Interest of more than fifty percent (50%). The Board of Directors of the Company shall have no authority to remove an Agent without such action by the Shareholders.

         SECTION 5.3. APPOINTMENT OF SUCCESSOR. In the event of any vacancy in the office of Agent, a successor Agent shall be selected by Shareholders having an aggregate Beneficial Interest of more than fifty percent (50%).

         SECTION 5.4. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR AGENT. Any successor Agent appointed hereunder shall execute an instrument accepting such appointment hereunder and shall file such acceptance with the Company records. Thereupon, such successor Agent shall, without any further act, become vested with all the estates, properties, rights, powers, trusts and duties of its predecessor in the Agreement with like effect as if originally named herein; provided, however, that a retiring Agent shall, nevertheless, when requested in writing by the successor Agent, execute and deliver an instrument or instruments conveying and transferring to such successor Agent under the Agreement all the estates, properties, rights and powers of such predecessor Agent.

                                    ARTICLE 6
                            TERMINATION OF AGREEMENT

         SECTION 6.1. TERMINATION OF AGREEMENT. The Agreement shall terminate upon the distribution to the Shareholders of all of the Company Property remaining after the payment of all liabilities and expenses the Agent is authorized by this Agreement to pay (the "Termination Date"); provided, however, that all Company Property shall be distributed to the Shareholders within three
(3) years from the date hereof, except as described below and except that Company Property which would otherwise be distributed to unlocated Shareholders shall continue to be held by the Agent until each unlocated Shareholder is located and distribution can be made to him or her, or until such earlier time as the Agent, acting pursuant to and in accordance with applicable law, shall distribute the Company Property theretofore held for the benefit of such unlocated Shareholders; provided further, however, that this Agreement shall continue to exist for a reasonable period beyond the Termination Date, for the limited purpose of collecting any uncollected assets or defending any known or contingent claims.

                                    ARTICLE 7
                                    AMENDMENT

         SECTION 7.1. METHOD OF AMENDMENT. The Shareholders shall have the right at any time by vote of Shareholders having an aggregate Beneficial Interest of more than fifty percent (50%) to alter, amend or revoke this Agreement in whole or in part, provided, however, that (i) any such alteration or amendment which shall affect the duties of the Agent hereunder shall not become effective until consented to by the Agent in writing and (ii) no such alteration or amendment shall cause the Agent to engage in any activity other than that appropriate for a liquidating agent or prejudice the rights of creditors of the Company. In addition, without the necessity of action by the Shareholders, the Agent shall have the right at any time to amend this Agreement only for the purpose of complying with any requirement imposed by the Securities and Exchange Commission as a condition precedent to the issuance of an order declaring that the Company has ceased to be an investment company within the meaning of the Investment Company Act of 1940.

         SECTION 7.2. EFFECT OF REVOCATION. In the event this Agreement is revoked by the Shareholders, the Agent, as soon as is practicable and in no event later than one year from the date of its receipt of written notice thereof, shall distribute all cash held by the Agent (subject to any reserves established in accordance with Section 3.2) to the Shareholders pro rata according to their respective Beneficial Interests, and distribute the rights to any other Company Property held by the Agent to the Shareholders by whatever means the Agent shall deem appropriate, and in this latter regard reliance on an opinion of counsel shall be full and complete authorization and protection for any such action taken hereunder; provided, however, that any Company Property which would otherwise be distributable to unlocated Shareholders shall continue to be held by the Agent until each such unlocated Shareholder is located and distribution can be made to him, or until such earlier time as the Agent, acting pursuant to and in accordance with applicable law, shall distribute the Company Property theretofore held for the benefit of such unlocated Shareholders. In the case of revocation, the Agent is authorized to pay out of the

Company Property the reasonable costs, including attorneys' fees, of effecting the complete distribution of the Company Property to the Shareholders.

                                    ARTICLE 8
                            MEETINGS OF SHAREHOLDERS

         SECTION 8.1. PURPOSE OF MEETINGS. Meetings of the Shareholders may be called at any time and from time to time pursuant to the provisions of the Company's Bylaws and this Article 8 for the purpose of taking any action which Shareholders are required or permitted to take under the terms of this Agreement or pursuant to applicable law.

         SECTION 8.2. MEETINGS CALLED BY AGENT. The Agent may at any time call a meeting of the Shareholders to be held at such time and at such place as the Agent shall determine. Notice of any meeting of the Shareholders shall be given by the Agent (or by the Shareholders in the event the Company and the Agent shall fail to give notice after a request by the Shareholders pursuant to
Section 8.3). Such notice shall set forth the time and place of the meeting and in general terms the action to be proposed at the meeting, and shall be mailed, not more than sixty (60) nor less than ten (10) days before the meeting is to be held, to all of the Shareholders as of a record date not more than sixty (60) days before the date of the meeting.

         SECTION 8.3. MEETINGS CALLED ON REQUEST OF SHAREHOLDERS. Within thirty
(30) days after request to the Company and/or the Agent by Shareholders having an aggregate Beneficial Interest of at least twenty-five percent (25%) to call a meeting of all of the Shareholders, which request shall specify in reasonable detail the action to be proposed, the Company or the Agent shall call a meeting of the Shareholders pursuant to Section 8.2. If the Company and the Agent fail to call such meeting within such thirty (30) day period, notice of such meeting may be given by Shareholders having an aggregate Beneficial Interest of at least twenty-five percent (25%), or by their designated representative.

         SECTION 8.4. PERSONS ENTITLED TO VOTE AT MEETINGS OF SHAREHOLDERS. Each Shareholder as of the record date shall be entitled to vote at a meeting of the Shareholders, either in person or by his proxy duly authorized in writing, pro rata according to his respective Beneficial Interest. The signature of the Shareholder on such written authorization need not be witnessed or notarized.

         SECTION 8.5. QUORUM. At any meeting of Shareholders, the presence of Shareholders having an aggregate Beneficial Interest sufficient to take action on any matter for the transaction of which such meeting was called shall be necessary to constitute a quorum. If less than a quorum is present, Shareholders having an aggregate Beneficial Interest of more than fifty percent (50%) of the aggregate Beneficial Interest of all Shareholders represented at the meeting may adjourn such meeting with the same effect and for all intents and purpose as though a quorum had been present.

         SECTION 8.6. ACT OF SHAREHOLDERS. The Shareholders shall take action by the affirmative vote of Shareholders having an aggregate Beneficial Interest of more than fifty percent (50%).

         SECTION 8.7. NO DEROGATION OF RIGHTS. The provisions of this Article 8 are supplemental to and do not supersede or derogate any rights the Shareholders may have pursuant to the Bylaws of the Company or the Minnesota Business Corporation Act, including but not limited to the right to call special meetings of shareholders.

                                    ARTICLE 9
                                  MISCELLANEOUS

         SECTION 9.1. GOVERNING LAW. This Agreement shall in all respects be governed by and construed in accordance with the internal substantive laws of the State of Minnesota without giving effect to the principles of conflicts of law thereof.

         SECTION 9.2. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together, when delivered, will constitute one and the same instrument.

         SECTION 9.3. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 9.4. HEADINGS. The headings in this Agreement are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement.


                                   SIGNATURES

         IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of the Company and the Agent as of the date first above written.

                  COMPANY:                           MINN SHARES INC.


                                                     By  _______________________

                                                     Its _______________________


                  AGENT:
                                                     ---------------------------
                                                     Cece Luikens

                                                                       Exhibit C
                                                                       ---------

                         UNAUDITED FINANCIAL STATEMENTS
                                       OF
                                MINN SHARES INC.


THREE MONTHS ENDED MARCH 31, 2001:

     Statement of Assets and Liabilities as of March 31, 2001................C-2

     Schedule of Investments as of March 31, 2001............................C-3

     Statement of Operations for the three months ended March 31, 2001.......C-4

YEAR ENDED DECEMBER 31, 2000:

     Statement of Assets and Liabilities as of December 31, 2000.............C-5

     Schedule of Investments as of December 31, 2000.........................C-6

     Statement of Operations for the year ended December 31, 2000............C-7

                                MINN SHARES, INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2001
                                   (UNAUDITED)

ASSETS
Cash and cash equivalents                                                          $   3,767.50
Investments (cost $495,494.78)
     Marketable equity securities                               $  30,126.25
     Not readily marketable investments                           455,323.15         485,449.40
                                                                -------------
Accounts receivable & prepaid expenses                                                 2,322.70
Fixed assets (net of accumulated depreciation of $14,363.27)                             736.90
                                                                                   -------------
Total assets                                                                       $ 492,276.50
                                                                                   =============

LIABILITIES
Accounts payable                                                                      76,026.31
Accrued payroll taxes                                                                  1,569.50
                                                                                   -------------
Total liabilities                                                                     77,595.81
                                                                                   -------------
Net assets                                                                         $ 414,680.69
                                                                                   =============

Net assets consist of:
     Capital Stock:
         Undesignated stock, $.01 par value:
              Authorized shares - 5,000,000
              Issued and outstanding shares - none
         Common Stock, $.01 par value:
              Authorized shares - 15,000,000
              Issued and outstanding shares - 5,713,455                            $  57,134.55
     Additional paid-in capital                                                      721,437.00
     Retained earnings                                                              (363,891.16)
                                                                                   -------------
                                                                                   $ 414,680.39
                                                                                   =============

Net asset value                                                                    $      0.073
                                                                                   =============

                                MINN SHARES, INC.

                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 2001
                                   (UNAUDITED)

    SHARES                      DESCRIPTION                               COST              MARKET
-----------------------------------------------------------------------------------------------------
                 MARKETABLE COMMON STOCKS - 6%
                 Production and Distribution Companies
    24,101            Developed Technology Resources*              $    238,231.00    $     30,126.25
                                                                   ---------------    ---------------
                 TOTAL MARKETABLE COMMON STOCKS                         238,231.00          30,126.25

                 NOT READILY MARKETABLE INVESTMENTS - 94%
                 Development Stage Companies
    98,145            Humanetics *                                      154,129.83         269,898.75
   205,000            Wam-Net*                                           25,050.00          53,870.00
    16,000            Easy Systems, Inc.*                                47,200.00          47,200.00
    40,000            Uroplastly, Inc.*                                  20,954.40          55,200.00
   103,781            Cardinal Health Systems, Inc.*                     10,293.15          10,607.40
    10,000            Quantech, Ltd.*                                     7,500.00          18,500.00
                                                                   ---------------    ---------------
                 TOTAL NOT READILY MARKETABLE INVESTMENTS               256,663.78         455,276.15
                                                                   ---------------    ---------------

                 TOTAL INVESTMENTS HELD - 118% OF NET ASSETS       $    495,494.78    $    485,449.40
                                                                   ===============    ===============

*Non-income producing securities

                                MINN SHARES, INC.

                             STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 2001
                                   (UNAUDITED)


INVESTMENT INCOME
Income:
     Interest and dividends                         $       3.48
                                                    ------------
Total income                                                       $       3.48

EXPENSES:
     General and administrative                         6,405.99
     Compensation and related expenses                  9,744.50
                                                    ------------
Total expenses                                                        16,150.49
                                                                   ------------
Net investment loss                                                  (16,147.01)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain on investments sold                      16,448.90
Unrealized gain (loss) on investments                 (16,311.40)
                                                    ------------
Net gain (loss) on investments                                           137.50
                                                                   ------------
(Decrease) in net assets from operations                           $ (16,009.51)
                                                                   ============

                                MINN SHARES, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000
                                   (UNAUDITED)

ASSETS
Cash and cash equivalents                                                            $    2,061.91
Investments (cost $503,358.38):
     Marketable equity securities                                 $   30,126.25
     Not readily marketable investments                              479,498.15         509,624.40
                                                                  --------------
Accounts receivable                                                                       2,002.30
Fixed assets (net of accumulated depreciation of $13,986.02)                              1,114.15
                                                                                     --------------
Total assets                                                                         $  514,802.76
                                                                                     ==============
LIABILITIES
Accounts payable                                                                         82,543.06
Accrued payroll taxes                                                                     1,569.50
                                                                                     --------------
Total liabilities                                                                        84,112.56
                                                                                     --------------
Net assets                                                                           $  430,690.20
                                                                                     ==============
Net assets consist of:
     Capital Stock:
         Undesignated stock, $.01 par value:
              Authorized shares - 5,000,000
              Issued and outstanding shares - none
         Common Stock, $.01 par value:
              Authorized shares - 15,000,000
              Issued and outstanding shares - 5,713,455                              $   57,134.55
     Additional paid-in capital                                                         721,437.00
     Retained earnings                                                                 (347,881.65)
                                                                                     --------------
                                                                                     $  430,689.90
                                                                                     ==============

Net asset value                                                                             $0.075
                                                                                     ==============

                                MINN SHARES, INC.

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2000
                                   (UNAUDITED)

    SHARES                                  DESCRIPTION                                   COST            MARKET
----------------------------------------------------------------------------------------------------------------------
                 MARKETABLE COMMON STOCKS - 6%
                 Production and Distribution Companies
    24,101            Developed Technology Resources*                                $    238,231.00   $     30,126.25
                                                                                     ---------------   ---------------
                 TOTAL MARKETABLE COMMON STOCKS                                           238,231.00         30,126.25

                 NOT READILY MARKETABLE INVESTMENTS - 94%
                 Development Stage Companies
    98,145            Humanetics *                                                        154,129.83        294,435.00
   205,000            Wam-Net*                                                             25,050.00         53,870.00
    16,000            Easy Systems, Inc.*                                                  47,200.00         47,200.00
    40,000            Uroplastly, Inc.*                                                    20,954.40         55,200.00
   103,781            Cardinal Health Systems, Inc.*                                       10,293.15         10,293.15
    10,000            Quantech, Ltd.*                                                       7,500.00         18,500.00
                                                                                     ---------------   ---------------
                 TOTAL NOT READILY MARKETABLE INVESTMENTS                                 265,127.38        479,498.15
                                                                                     ---------------  ----------------

                 TOTAL INVESTMENTS HELD - 118% OF NET ASSETS                         $    503,358.38   $    509,624.40
                                                                                     ===============   ===============

*Non-income producing securities

                                MINN SHARES, INC.

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)


INVESTMENT INCOME
Income:
     Interest and dividends                        $     686.20
                                                   ------------
Total income                                                       $     686.20

EXPENSES:
     General and administrative                       76,499.27
     Compensation and related expenses                41,521.68
                                                   ------------
Total expenses                                                       118,020.95
                                                                   ------------
Net investment loss                                                 (117,334.75)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain on investments sold                     33,176.43
Unrealized gain (loss) on investments                (23,927.55)
                                                   ------------
Net gain (loss) on investments                                         9,248.88
                                                                  -------------
(Decrease) in net assets from operations                          $ (108,085.87)
                                                                  =============

                                MINN SHARES INC.

       THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE COMPANY

The undersigned, having received the Notice of Special Meeting and Proxy Statement dated __________, 2001, hereby appoints Lawrence P. Grady as Proxy (with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of Common Stock of Minn Shares Inc., held of record by the undersigned on ________, 2001, at the meeting of shareholders to be held at the offices of Robins, Kaplan, Miller & Ciresi L.L.P., 800 LaSalle Avenue, Suite 2800, Minneapolis, Minnesota on _________, 2001, at _____ a.m. (Minneapolis time), and any adjournment(s) thereof.

1. Proposal to approve a Plan of Liquidation and Dissolution of the Company authorizing (a) the sale of all of the assets of the Company and the distribution to shareholders of assets remaining after payment of the Company's debts and obligations, (b) the appointment of a liquidating agent to conduct such liquidation and distribution, (c) the deregistration of the Company under the Investment Company act of 1940 and (d) the dissolution of the Company pursuant to the Minnesota Business Corporation Act.

         |_|  FOR                |_|  AGAINST              |_|  ABSTAIN

2. In his discretion, the proxy is authorized to vote upon other business of which the board of directors is presently unaware and which may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF PROPOSAL NO. 1.

                                                   Dated _________________, 2001


                                                   -----------------------------
                                                   Signature*


                                                   -----------------------------
                                                   Signature*


           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                           USING THE ENCLOSED ENVELOPE

----------------

* Please date and sign exactly as the name(s) appears herein. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.